ADVANCES TO SUPPLIERS	12 Months Ended
Dec. 31, 2011
ADVANCES TO SUPPLIERS
7.	ADVANCES TO SUPPLIERS

	As of December 31,
	2010	2011
	RMB	RMB
Advances to suppliers under purchase contracts with term of less than 1 year	332,151,202	188,358,498
Advances to suppliers under purchase contracts with term of more than 1 year	242,164,000	229,376,531

Total	574,315,202	417,735, 029
Advances to suppliers to be utilized beyond one year	(234,577,110)	(209,630,940)

Advances to suppliers—current	339,738,092	208,104,089

In July 2008, the Group entered into two long-term purchase agreements with two suppliers to purchase an aggregate 8,550 tons of virgin polysilicon materials over a period of five to ten years. These agreements stipulated the contractual advance payments according to specified timetable. In early 2009, December 2010 and September 2011, the Group and the respective suppliers agreed to amend these agreements whereby the purchase terms and payment schedules were revised. Advance payments of which receipt of goods are expected to be beyond one year as of the balance sheet date are classified as non-current assets in the Group's consolidated balance sheets.

As of December 31, 2011, advances to suppliers with term of less than 1 year mainly represent payments for procurement of recoverable silicon materials, virgin polysilicon and solar cells and the Group has delivery plan with the respective suppliers to receive the materials in the next twelve months.

A provision of RMB652,937 was made against the balance of advances to suppliers as of December 31, 2011 based on management's assessment of the recoverability of such advances.